                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K

                             ---------------------

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



        Date of Report
(Date of Earliest Event Reported):                       Commission File Number:
       OCTOBER 27, 1997                                         0-22172

                             ---------------------


                             MIDISOFT CORPORATION
             (Exact name of registrant as specified in its charter)


           WASHINGTON                                            91-1345532
    (State of incorporation)                                 (I.R.S. Employer
                                                          Identification Number)


                            1605 N.W. SAMMAMISH ROAD
                           ISSAQUAH, WASHINGTON  98027
                                  206/391-3610
                         -------------------------------
                         (Address of principal executive
                          offices and telephone number)


                             ---------------------

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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)(1) Ernst & Young LLP (the "Former Accountants") resigned as independent accountants for Midisoft Corporation (the "Company") on October 27, 1997.

          The Former Accountants reported on the Company's financial statements for the fiscal year ended December 31, 1996. The report of the Former Accountants on the financial statements for such year contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. However, the Former Accountants' report did contain an explanatory paragraph regarding the uncertainty of the Company's ability to continue as a going concern.

          During the Company's fiscal year ended December 31, 1996, and through the date of this report, there were no disagreements with the Former Accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of the Former Accountants would have caused them to make reference thereto in their report on the financial statements for such years.

          During the fiscal year ended December 31, 1996 and through the date of this report, the Former Accountants did not advise the Company with respect to any of the matters described in paragraphs (a)(1)(vi)(B)(1) through (3) of Item 304 of Regulation S-B.

(a)(2)    The Registrant has not yet engaged a successor accounting firm.

(a)(3) The Company has provided the Former Accountants with a copy of the foregoing disclosures and has requested in writing that the Former Accountants furnish it with a letter addressed to the SEC stating whether or not it agrees with such disclosures. A copy of such letter will be filed as an exhibit to this report in accordance with Item 601 of Regulation S-B.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(a)  Not applicable.

(b)  Not applicable.

(c) The letter of the Former Accountants is filed as an exhibit to this report in accordance with the provisions of Item 601 of Regulation S-B.



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       MIDISOFT CORPORATION


Date:  October 31, 1997                By:  /s/ MELINDA A. BRYDEN
                                           -------------------------------------
                                           Melinda A. Bryden,
                                           Chief Financial Officer



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                                 EXHIBIT INDEX

                                                                      Reg. S-B
Exhibit No.    Description                                            Item No.
-----------    -----------                                            --------
16.2           Letter of Ernst & Young, LLP dated October 31, 1997       16
               concerning change in certifying accountants.










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EXHIBIT 16.2 TO FORM 8-K



October 31, 1997


Securities and Exchange Commission
450 Fifth Street N.W.
Washington, DC 20549

Gentlemen:

We have read Item 4 of Form 8-K dated October 31, 1997, of Midisoft Corporation and are in agreement with the statements contained in the paragraph (a)(1) on page 2 therein. We have no basis to agree or disagree with other statements of the registrant contained therein.

                                       ERNST & YOUNG LLP


Seattle, Washington










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